MassMutual

                                    CORPORATE
                                    INVESTORS









                                     [LOGO]














                              REPORT for the THREE
                              MONTHS ENDED 3/31/05

                                         ADVISER
                                            Babson Capital Management LLC
                                            1500 Main Street
MASSMUTUAL CORPORATE INVESTORS              Springfield, Massachusetts 01115
   c/o Babson Capital Management LLC
   1500 Main Street, Suite 600           INDEPENDENT REGISTERED PUBLIC
   Springfield, Massachusetts 01115      ACCOUNTING FIRM
   (413) 226-1516                           KPMG LLP
                                            Boston, Massachusetts 02110

                                         COUNSEL TO THE TRUST
                                            Ropes & Gray LLP
          [LOGO]                            Boston, Massachusetts 02110

           MCI                           CUSTODIAN
          LISTD                             Citibank, N.A.
          NYSE                              New York, New York 10043

                                         TRANSFER AGENT & REGISTRAR
                                            Shareholder Financial Services, Inc.
                                            P.O. Box 173673
                                            Denver, Colorado 80217-3673
                                            1-800-647-7374

                   Internet website: www.babsoncapital.com/mci



                   INTERNET WEBSITE: WWW.BABSONCAPITAL.COM/MCI

                         INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under the New York Stock Exchange listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

                                             PROXY VOTING POLICIES & PROCEDURES;
          FORM N-Q                                   PROXY VOTING RECORD
MassMutual Corporate Investors               The Trustees of MassMutual
files its complete schedule of               Corporate Investors have delegated
portfolio holdings with the U.S.             proxy voting responsibilities
Securities and Exchange Commission           relating to the voting of
for the first and third quarters of          securities held by the Trust to
each fiscal year on Form N-Q. This           Babson Capital Management LLC. A
information is available (i) on the          description of Babson Capital's
U.S. Securities and Exchange                 proxy voting policies and
Commission's website at                      procedures is available (1) without
http://www.sec.gov; and (ii) at the          charge, upon request, by calling,
U.S. Securities and Exchange                 tollfree 866-399-1516; (2) on
Commission's Public Reference Room           MassMutual Corporate Investors'
in Washington, DC (which                     website:
information on their operation may           http://www.babsoncapital.com/mci;
be obtained by calling                       and (3) on the U.S. Securities and
1-800-SEC-0330). A complete                  Exchange Commission ("SEC") website
schedule of portfolio holdings as            at http://www.sec.gov. Information
of each quarter-end is available             regarding how the Trust voted
upon request by calling, toll-free,          proxies relating to portfolio
866-399-1516.                                securities during the most recent
                                             12-month period ended June 30 is
                                             available (1) on MassMutual
                                             Corporate Investors' website:
                                             http://www.babsoncapital.com/mci;
                                             and (2) on the SEC's website at
                                             http://www.sec.gov.

TO OUR SHAREHOLDERS

April 30, 2005

We are pleased to present the March 31, 2005 Quarterly Report of MassMutual Corporate Investors (the "Trust"). At the Trust's Annual Shareholders Meeting, which was held on April 22, 2005, shareholders re-elected Jack A. Laughery and Corine T. Norgaard as Trustees, each for a three-year term. As a result of the resignation of Steven Kandarian as a Trustee prior to the Annual Meeting, the size of the Board was reduced from eight to seven members.

The Board of Trustees declared a quarterly dividend of 46 cents per share, payable on May 16, 2005 to shareholders of record on May 2, 2005. The Trust had previously paid a 46 cent per share dividend for the preceding quarter (plus a special year-end dividend of 28 cents per share). The Board of Trustees also approved, and recommended that shareholders approve, a new investment services contract between the Trust and Babson Capital Management LLC with a quarterly management fee of 0.3125%, which is approximately equal to 1.25% annually, with no performance adjustment. The proposed new contract will require approval of a majority of the Trust's shareholders at a Special Meeting of Shareholders to be held on August 8, 2005 and, if approved, would go into effect on October 1, 2005. The new contract provides that for its first 18 months, the management fee cannot exceed the amount that Babson is being paid under the Trust's existing investment advisory arrangements.

U.S. equity markets, as measured by several broad market indices declined during the quarter. Large stocks, as approximated by the Dow Jones Industrial Average, decreased 2.06%. Smaller stocks, as approximated by the Russell 2000 Index, decreased 5.34%. U.S. fixed income markets, as measured by selected indices, also posted negative returns for the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index decreased 0.67% and 1.61%, respectively, for the quarter.

During the quarter ended March 31, 2005, net assets of the Trust increased to $224,686,048 or $24.94 per share compared to $218,505,148 or $24.34 per share on
December 31, 2004, which translates into a 2.47% return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned 20.81%, 11.15%, 15.65%, and 15.47% for the 1-, 5-, 10- and 25-year time periods ended March 31, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 46 cents per share of net investment income for the quarter, compared to 45 cents per share in the previous quarter.

During the quarter, the Trust made private placement investments in two new issuers and closed one "follow-on" investment, totaling approximately $4.3 million. The follow-on investment purchased by the Trust was in Augusta Sportswear Holding Co. The two new issuers the Trust invested in were Connor Sport Court International, Inc. and Terra Renewal Services, Inc. The weighted average coupon of these investments was 11.4%. (A BRIEF DESCRIPTION OF THESE INVESTMENTS CAN BE FOUND IN THE SCHEDULE OF INVESTMENTS.)

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

Roger W. Crandall
President


PORTFOLIO COMPOSITION AS OF 03/31/05*

Public High
Yield Debt 29%

Public Equity 3%

Cash & Short Term
Investments 6%

Private/Restricted
Equity 16%

Private Investment
Grade Debt 3%

Private High
Yield Debt 43%

*BASED ON MARKET VALUE OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF                         MASSMUTUAL CORPORATE INVESTORS
ASSETS AND LIABILITIES

March 31, 2005
(Unaudited)
ASSETS:

Investments
 (See Consolidated Schedule of Investments)
  Corporate restricted securities at
  fair value (Cost - $172,825,929)                               $ 173,397,311
 Corporate public securities at
  market value (Cost - $62,263,594)                                 64,517,568
 Short-term securities at cost plus earned
  discount which approximates market value                           9,540,542
                                                                 -------------
                                                                   247,455,421
Cash                                                                 3,729,899
Interest receivable                                                  4,716,766
Receivable for investments sold                                        263,268
Other assets                                                            19,086
                                                                 -------------
      TOTAL ASSETS                                               $ 256,184,440
                                                                 =============

LIABILITIES:

Payable for investments purchased                                    $ 799,644
Management fee payable                                                 729,036
Note payable                                                        20,000,000
Revolving Credit Agreement                                           9,000,000
Interest payable                                                       211,312
Accrued expenses                                                        90,874
Accrued taxes payable                                                  667,526
                                                                 -------------
      TOTAL LIABILITIES                                             31,498,392
                                                                 =============

NET ASSETS:

Common shares, par value $1.00 per share; an
 unlimited number authorized                                         9,009,343
Additional paid-in capital                                         105,056,352
Retained net realized gain on investments, prior years             100,547,585
Undistributed net investment income                                  5,447,018
Undistributed net realized gain on investments                       2,302,131
Net unrealized appreciation of investments                           2,323,619
                                                                 -------------
      TOTAL NET ASSETS                                             224,686,048
                                                                 -------------
      TOTAL LIABILITIES AND NET ASSETS                           $ 256,184,440
                                                                 =============
COMMON SHARES ISSUED AND OUTSTANDING                                 9,009,343
                                                                 =============
NET ASSET VALUE PER SHARE                                        $       24.94
                                                                 =============

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS              MASSMUTUAL CORPORATE INVESTORS

For the three months ended March 31, 2005
(Unaudited)

INVESTMENT INCOME:
Interest                                                         $   5,521,435
Dividends                                                               13,379
                                                                 -------------

      TOTAL INVESTMENT INCOME                                        5,534,814
                                                                 -------------

EXPENSES:
Management fees (net of fee waiver of $18,048) See Footnote 3          729,036
Interest                                                               441,824
Trustees' fees and expenses                                             45,000
Transfer agent/registrar's expenses                                     12,000
Reports to shareholders                                                 30,000
Professional fees                                                       87,600
Other                                                                   13,033
                                                                 -------------

      TOTAL EXPENSES                                                 1,358,493
                                                                 -------------

NET INVESTMENT INCOME ($0.46 PER SHARE)                              4,176,321
                                                                 -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments before taxes                          (97,638)
Net change in unrealized appreciation of investments                 1,947,390
Provision for taxes                                                   (685,153)
                                                                 -------------

      NET GAIN ON INVESTMENTS                                        1,164,599
                                                                 -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   5,340,920
                                                                 =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS              MASSMUTUAL CORPORATE INVESTORS

For the three months ended March 31, 2005
(Unaudited)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                $   4,235,095
  Interest expense paid                                               (440,824)
  Operating expenses paid                                             (937,465)
  Income taxes paid                                                 (2,229,277)
                                                                 -------------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                        627,529
                                                                 -------------
CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchases/Proceeds/Maturities from short-term
    portfolio securities, net                                       (7,237,995)
  Purchase of portfolio securities                                 (22,532,907)
  Proceeds from disposition of portfolio securities                 34,090,211
                                                                 -------------

      NET CASH PROVIDED BY INVESTING ACTIVITIES                      4,319,309
                                                                 -------------

      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES        4,946,838
                                                                 -------------
Cash flows from financing activities:
  Receipts for shares issued on reinvestment of dividends              839,980
  Cash dividends paid from net investment income                    (6,644,036)
                                                                 -------------

      NET CASH USED FOR FINANCING ACTIVITIES                        (5,804,056)
                                                                 -------------
NET DECREASE IN CASH                                                  (857,218)
Cash - beginning of year                                             4,587,117
                                                                 -------------

CASH - END OF PERIOD                                             $   3,729,899
                                                                 =============
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   5,340,920
                                                                 -------------

  Increase in investments                                             (229,183)
  Increase in interest and dividends receivable                     (1,003,905)
  Decrease in receivable for investments sold                        1,732,367
  Increase in other assets                                             (19,086)
  Increase in payable for investments purchased                        689,644
  Increase in management fee payable                                   102,961
  Increase in interest payable                                           1,000
  Decrease in accrued expenses                                        (123,756)
  Decrease in accrued taxes payable                                 (1,544,124)
                                                                 -------------

      TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                 (394,082)
                                                                 -------------

      NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES    $   4,946,838
                                                                 =============

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                        MASSMUTUAL CORPORATE INVESTORS
CHANGES IN NET ASSETS

For the three months ended March 31, 2005 and the year ended December 31, 2004


                                                For the three
                                                 months ended        For the
                                                  03/31/2005       year ended
                                                 (Unaudited)       12/31/2004
                                                -------------    -------------
INCREASE IN NET ASSETS:

OPERATIONS:

  Net investment income                         $   4,176,321    $  17,949,347
  Net realized (loss) gain on investments
   before taxes                                       (97,638)       7,032,428
  Net change in unrealized depreciation of
   investments                                      1,947,390       19,012,223
  Provision for taxes                                (685,153)      (2,377,709)
                                                -------------    -------------
  Net increase in net assets resulting from
   operations                                       5,340,920       41,616,289

  Net increase in shares of beneficial
   interest transactions (common shares
   issued: 2005 - 30,916; 2004 - 105,634)             839,980        2,432,514

Dividends to shareholders from:
  Net investment income (2004 - $2.16
   per share)                                            --        (19,329,769)
                                                -------------    -------------

      TOTAL INCREASE IN NET ASSETS                  6,180,900       24,719,034

NET ASSETS, BEGINNING OF YEAR                     218,505,148      193,786,114
                                                -------------    -------------
NET ASSETS, END OF PERIOD/YEAR                  $ 224,686,048    $ 218,505,148
                                                =============    =============

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS        MASSMUTUAL CORPORATE INVESTORS

Selected data for each common share outstanding:

                                           For the
                                         three months
                                            ended                           For the years ended December 31,
                                          3/31/2005      ----------------------------------------------------------------------
                                         (Unaudited)        2004           2003           2002           2001           2000
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net asset value:
  Beginning of year                      $    24.34           21.84     $    19.40     $    20.07     $    20.74     $    22.00
                                         ----------      ----------     ----------     ----------     ----------     ----------

Net investment income                          0.46            2.00          1.44           1.53           1.70           1.96
Net realized and unrealized
  gain (loss) on investments                   0.13            2.64           2.83          (0.59)         (0.53)         (0.46)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations               0.59            4.64           4.27           0.94           1.17           1.50
                                         ----------      ----------     ----------     ----------     ----------     ----------

Dividends from net investment
  income to common shareholders                0.00           (2.16)         (1.84)         (1.44)         (1.79)         (1.96)

Distributions from net realized
  gain on investments to common
  shareholders                                 0.00            0.00           0.00          (0.18)         (0.09)         (0.80)

Change from issuance of shares                 0.01            0.02           0.01           0.01           0.04           0.00
                                         ----------      ----------     ----------     ----------     ----------     ----------
Total distributions                            0.01           (2.14)         (1.83)         (1.61)         (1.84)         (2.76)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net asset value:
  End of period/year                     $    24.94           24.34     $    21.84     $    19.40     $    20.07     $    20.74
                                         ----------      ----------     ----------     ----------     ----------     ----------
Per share market value:
  End of period/year                     $    26.75           28.50     $    22.90     $    19.49     $    20.70     $    22.00
                                         ==========      ==========     ==========     ==========     ==========     ==========


Total investment return
  Market value                                (6.14)%*        36.10%         27.53%          1.35%          1.88%         17.55%
  Net asset value**                            2.47%*         22.76%         22.61%          4.80%          5.91%          7.28%

Net assets (in millions):
  End of period/year                     $   224.69      $   218.51     $   193.79     $   171.03     $   175.11     $   178.13

Ratio of operating expenses to average
net assets                                     0.41%*          1.93%          2.04%          1.82%          1.72%          1.47%

Ratio of interest expense to average
net assets                                     0.20%*          1.77%          0.82%          0.86%          0.84%          0.58%

Ratio of total expenses to average
net assets                                     0.61%*          2.70%          2.86%          2.68%          2.56%          2.05%

Ratio of net investment income
to average net assets                          1.88%*          8.68%          6.95%          7.65%          8.20%          8.56%

Portfolio turnover                             7.45%*         53.45%         56.10%         34.02%         24.48%         59.75%

*Percentages represent results for the period and are not annualized.

** Net asset value return represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding; past performance is no guarantee of future results.

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS              MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES - 77.17%:(A)                   Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PRIVATE PLACEMENT INVESTMENTS - 70.36%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                          $  2,125,000         04/08/04     $  2,125,000     $  2,014,214
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                             2,323 shs.         04/08/04             --                 23
                                                                                                   ____________     ____________
                                                                                                      2,125,000        2,014,237
                                                                                                   ____________     ____________

A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl
windows and doors in the Southwest and Southeast regions
of the U.S.
  12% Senior Subordinated Note due 2012                          $  2,125,000         05/18/04        1,925,695        1,968,046
  Limited Partnership Interest of AWC Investments, LLC (B)           250 uts.         05/18/04          212,500          191,251
                                                                                                   ____________     ____________
                                                                                                      2,138,195        2,159,297
                                                                                                   ____________     ____________

ADORN, INC
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
  12.5% Subordinated Note due 2010                               $  2,125,000         02/29/00        1,941,105        2,125,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.02 per share (B)                               364 shs.         02/29/00          307,759          305,290
                                                                                                   ____________     ____________
                                                                                                      2,248,864        2,430,290
                                                                                                   ____________     ____________

AMERICA'S BODY COMPANY, INC./LCP HOLDING CO
A designer and manufacturer of commercial work vehicles.
  12% Preferred Stock Series C (B)                                   395 shs.         12/16/03        1,750,000        3,500,001
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                80 shs.                *          513,334                1
                                                                                                   ____________     ____________
                                                                                                      2,263,334        3,500,002
                                                                                                   ____________     ____________

AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                          $  2,125,000         01/22/04        1,898,532        2,188,750
  Preferred Class A Unit (B)                                       2,525 uts.         01/22/04          252,500          227,250
  Common Class B Unit (B)                                          3,042 uts.         01/22/04             --            239,422
                                                                                                   ____________     ____________
                                                                                                      2,151,032        2,655,422
                                                                                                   ____________     ____________

AUGUSTA SPORTSWEAR HOLDING CO
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                          $  1,686,800         12/31/04        1,569,496        1,691,582
  Common Stock (B)                                                   493 shs.               **          492,975          443,682
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               137 shs.         12/31/04          119,482                1
                                                                                                   ____________     ____________
                                                                                                      2,181,953        2,135,265
                                                                                                   ____________     ____________

*11/2/98 and 12/16/03.
**12/31/04 and 03/31/05.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
BEACON MEDICAL PRODUCTS, INC
A designer, manufacturer and marketer of medical air
and gas distribution systems.
  Senior Secured Floating Rate Revolving Credit
   Facility due 2007                                             $    230,636         04/09/02     $    230,636     $    230,347
  Senior Secured Tranche A Floating Rate Note due 2008           $    815,923         04/09/02          815,923          807,854
  12% Senior Secured Note due 2010                               $    721,196         04/09/02          624,132          755,420
  Limited Partnership Interest of Riverside Capital
    Appreciation Fund IV, L.P. (B)                                11.16% int.         04/09/02          152,329          141,209
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                             1,390 shs.         04/09/02          127,497          128,861
                                                                                                   ____________     ____________
                                                                                                      1,950,517        2,063,691
                                                                                                   ____________     ____________
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                $    195,498         03/31/04          195,498             --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                             4,895 shs.         03/31/04                1             --
                                                                                                   ____________     ____________
                                                                                                        195,499             --
                                                                                                   ____________     ____________
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands.
  14% Redeemable Preferred Stock (B)                                 997 shs.         09/30/99          545,858          108,991
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $9.26 per share (B)                     126,003 shs.         12/19/96        1,166,700             --
  Common Stock (B)                                                20,027 shs.         09/30/99          799,068             --
  Warrants, exercisable until 2005 and 2010, to
    purchase common stock at $.01 per share (B)                   11,399 shs.                *          128,502             --
                                                                                                   ____________     ____________
                                                                                                      2,640,128          108,991
                                                                                                   ____________     ____________
BRAMPTON FASTENER CO. LTD
A value-added national distributor of maintenance, repair
and operating supplies such as fasteners, electrical
components and tools.
  8% Senior Secured Term A Note due 2009                         $    787,500         12/31/04          787,500          642,600
  12% Senior Secured Term B Note due 2009                        $    806,250         12/31/04          806,250          823,181
  Limited Partnership Interest of Brafasco Investors LLC (B)      82,500 uts.         12/31/04           82,500           74,250
  Preferred Stock (B)                                                290 shs.         12/31/04             --            145,000
  Warrant of GC-Sun Holdings L.P., exercisable until
    2008, to purchase common stock at $.01 per share (B)             880 shs.         03/02/00          347,288             --
                                                                                                   ____________     ____________
                                                                                                      2,023,538        1,685,031
                                                                                                   ____________     ____________

C & M CONVEYOR, INC
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry.
  9.5% Senior Secured Term Note due 2007                         $    996,235         09/13/02          996,235        1,005,741
  11% Senior Subordinated Note due 2010                          $    838,102         09/13/02          798,457          854,930
  Common Stock (B)                                               316,265 shs.         09/13/02          316,265          253,012
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                           137,175 shs.         09/13/02           60,250            1,372
                                                                                                   ____________     ____________
                                                                                                      2,171,207        2,115,055
                                                                                                   ____________     ____________
*12/19/96 and 09/30/99.

--------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
  Limited Partnership Interest (B)                                   117 uts.         09/29/95     $    158,369     $    500,619
                                                                                                   ____________     ____________
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                               1,882 uts.         04/29/00            8,396              420
  Common Membership Interests (B)                                 24,318 uts.         04/29/00          108,983            5,442
                                                                                                   ____________     ____________
                                                                                                        117,379            5,862
                                                                                                   ____________     ____________
CAPITAL SPECIALTY PLASTICS, INC
A producer of desiccant strips used for packaging
pharmaceuticals products.
  Common Stock (B)                                                   109 shs.                *              503              503
                                                                                                   ____________     ____________
CHEMED CORPORATION
An operator in the residential and commercial repair-and
maintenance service industry through two wholly owned
subsidiaries, Roto-Rooter and Service America.
  Common Stock                                                    20,000 shs.         02/24/04        1,000,000        1,529,600
                                                                                                   ____________     ____________
COEUR, INC
A producer of proprietary, disposable power injection syringes.
  Senior Secured Floating Rate Revolving Credit.
    Facility due 2010                                            $     44,384         02/02/05           44,384           43,720
  8.75% Senior Secured Term Note due 2010                        $    570,652         04/30/03          570,652          584,991
  11.5% Senior Subordinated Note due 2011                        $    424,819         04/30/03          390,257          435,930
  Common Stock (B)                                               126,812 shs.         04/30/03          126,812          114,131
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                            87,672 shs.         04/30/03           40,804              877
                                                                                                   ____________     ____________
                                                                                                      1,172,909        1,179,649
                                                                                                   ____________     ____________
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal stampings.
Senior Secured Floating Rate Revolving Credit.
  Facility due 2006                                              $    129,630         01/07/02          140,432          137,136
  Senior Secured Floating Rate Tranche A Note due 2007           $    993,827         06/26/01          966,821          899,488
  13% Senior Secured Tranche B Note due 2006                     $    648,148         06/26/01          648,148          630,210
  Limited Partnership Interest (B)                                 6.38% int.         06/26/01          324,074          259,259
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                           107,036 shs.         06/26/01           79,398            1,070
                                                                                                   ____________     ____________
                                                                                                      2,158,873        1,927,163
                                                                                                   ____________     ____________
*12/30/97 and 05/29/99.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
COLIBRI HOLDINGS CORPORATION
A manufacturer and distributor of wild bird feeders
and accessories.
  12.5% Senior Subordinated Note due 2008                        $  1,593,750         09/22/00     $  1,437,073     $  1,513,516
  28% Preferred Stock (B)                                             71 shs.         11/02/01           70,833           76,168
  20% Preferred Stock (B)                                             66 shs.         03/09/04           66,406           58,855
  Common Stock (B)                                                 1,429 shs.         09/22/00          531,250          265,624
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                               843 shs.         09/22/00          265,625                8
                                                                                                   ____________     ____________
                                                                                                      2,371,187        1,914,171
                                                                                                   ____________     ____________
CONNOR SPORT COURT INTERNATIONAL, INC
A designer and manufacturer of outdoor and indoor synthetic
sports flooring and other temporary flooring products.
  12% Senior Subordinated Note due 2012                          $  2,001,121                *        1,843,159        1,965,165
  Limited Partnership Interest (B)                               189,585 uts.               **          189,586          170,627
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               174 shs.                *          160,233                2
                                                                                                   ____________     ____________
                                                                                                      2,192,978        2,135,794
                                                                                                   ____________     ____________
CORVEST GROUP, INC
A manufacturer and distributor of promotional products.
  12% Senior Subordinated Note due 2007                          $  3,863,636              ***        3,761,762        3,477,272
  Common Stock (B)                                                    56 shs.              ***           96,591           24,145
  Limited Partnership Interest (B)                                19.32% int.              ***          284,869           71,692
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                               324 shs.              ***          297,203          139,251
                                                                                                   ____________     ____________
                                                                                                      4,440,425        3,712,360
                                                                                                   ____________     ____________
DELSTAR HOLDING CORPORATION
A manufacturer of plastic netting for a wide variety of industries.
  Convertible Preferred Stock, convertible into
    common stock at $10 per share (B)                              3,514 shs.         10/05/01          427,153          395,243
  Convertible Preferred Stock, convertible into
    common stock at $11.84 per share (B)                             412 shs.         09/16/04           48,793           46,353
                                                                                                   ____________     ____________
                                                                                                        475,946          441,596
                                                                                                   ____________     ____________
DEXTER MAGNETICS TECHNOLOGIES, INC
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
  12% Senior Subordinated Note due 2006                          $    153,985         07/19/01          143,600          154,196
  Common Stock (B)                                                   585 shs.         07/19/01          585,145          625,379
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                               297 shs.         07/19/01          250,611          316,970
                                                                                                   ____________     ____________
                                                                                                        979,356        1,096,545
                                                                                                   ____________     ____________
DIRECTED ELECTRONICS, INC
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
  Class B Common Stock (B)                                        36,633 shs.         12/22/99             --            560,480
  Limited Partnership Interest (B)                                 8.70% int.         12/22/99                1          839,839
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                            48,569 shs.         12/22/99             --            743,106
                                                                                                   ____________     ____________
                                                                                                              1        2,143,425
                                                                                                   ____________     ____________
*08/12/04 and 01/18/05.
**08/12/04 and 01/14/05.
***03/05/99 and 03/24/99.

--------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
DIVERSCO, INC./DHI HOLDINGS, INC
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap Diversco
    Investments Ltd. LLC (B)                                      27.19% int.         08/27/98     $    734,090     $       --
  Preferred Stock (B)                                              3,278 shs.         12/14/01        2,784,133        2,088,103
  Warrants, exercisable until 2011, to purchase common
    stock of DHI Holdings, Inc. at $.01 per share (B)             13,352 shs.                *          403,427             --
                                                                                                   ____________     ____________
                                                                                                      3,921,650        2,088,103
                                                                                                   ____________     ____________
DWYER GROUP, INC
A franchiser of a variety of home repair services.
  14% Senior Subordinated Note due 2011                          $  1,859,375         10/30/03        1,691,079        1,908,571
  Common Stock (B)                                                 6,906 shs.               **          690,600          621,540
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                             2,034 shs.         10/30/03          186,469               20
                                                                                                   ____________     ____________
                                                                                                      2,568,148        2,530,131
                                                                                                   ____________     ____________
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  15% Senior Subordinated Note due 2012                          $  2,157,258         06/28/04        2,084,778        2,243,549
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                22 shs.         06/28/04           77,208             --
                                                                                                   ____________     ____________
                                                                                                      2,161,986        2,243,549
                                                                                                   ____________     ____________
EAGLE PACK PET FOODS, INC
A manufacturer of premium pet food sold through
independent pet stores.
  14% Senior Subordinated Note due 2011                          $  1,062,500         09/24/04        1,024,766        1,060,180
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                             4,085 shs.         09/24/04           39,464               41
                                                                                                   ____________     ____________
                                                                                                      1,064,230        1,060,221
                                                                                                   ____________     ____________
EAGLE WINDOW & DOOR HOLDING CO
A manufacturer of wood and aluminum-clad wood
windows and doors.
  12% Senior Subordinated Note due 2010                          $  1,900,000         05/06/02        1,682,819        1,957,000
  Common Stock (B)                                                   225 shs.         05/06/02          225,000          490,050
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                               441 shs.         05/06/02          285,000          959,801
                                                                                                   ____________     ____________
                                                                                                      2,192,819        3,406,851
                                                                                                   ____________     ____________
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in
other entities.
  Limited Partnership Interest (B)                                 0.14% int.         01/01/01           28,971           27,300
                                                                                                   ____________     ____________
ENZYMATIC THERAPY, INC
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  13% Senior Subordinated Note due 2006 (B)                      $  1,593,750         09/17/02        1,349,781          956,250
  Limited Partnership Interest (B)                                 1.32% int.         03/30/00          531,250            5,313
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                               478 shs.         03/30/00          255,000                5
                                                                                                   ____________     ____________
                                                                                                      2,136,031          961,568
                                                                                                   ____________     ____________
*10/24/96 and 08/28/98.
**10/30/03 and 01/02/04.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
  13.25% Senior Subordinated Note due 2011                       $  2,125,000         09/09/03     $  2,093,576     $  1,683,817
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            43,878 shs.         09/09/03           35,641              439
                                                                                                   ____________     ____________
                                                                                                      2,129,217        1,684,256
                                                                                                   ____________     ____________
EVANS CONSOLES, INC
A designer and manufacturer of consoles and control
center systems.
  10% Senior Secured Note due 2006                               $    136,608         05/06/04          136,608          136,608
  Limited Partnership Interest of CM Equity Partners (B)           2.24% int.         02/11/98          128,464             --
  Common Stock (B)                                                90,000 shs.         05/06/04                6             --
                                                                                                   ____________     ____________
                                                                                                        265,078          136,608
                                                                                                   ____________     ____________
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                     1.19% int.         07/21/94          385,258            2,723
                                                                                                   ____________     ____________
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                        $  2,043,269                *        1,851,903        2,075,160
  Common Stock (B)                                                    63 shs.                *           62,742           56,466
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               200 shs.                *          199,501                2
                                                                                                   ____________     ____________
                                                                                                      2,114,146        2,131,628
                                                                                                   ____________     ____________
HUSSEY SEATING CORPORATION
A manufacturer of spectator seating products.
  Senior Secured Floating Rate Revolving Note due 2006           $  1,544,856         06/12/96        1,544,856          772,428
  Senior Secured Floating Rate Note due 2006                     $    433,125               **          433,125          216,563
  12% Senior Subordinated Note due 2006                          $  1,350,000         03/31/03        1,350,000           13,500
  Common Stock (B)                                                 4,771 shs.         03/12/04          225,000             --
                                                                                                   ____________     ____________
                                                                                                      3,552,981        1,002,491
                                                                                                   ____________     ____________
INTEGRATION TECHNOLOGY SYSTEMS, INC
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  16.5% Senior Secured Note due 2006                             $  1,617,167         03/01/04        1,614,909        1,540,028
  Common Stock (B)                                                   228 shs.         06/01/00          262,200           52,440
                                                                                                   ____________     ____________
                                                                                                      1,877,109        1,592,468
                                                                                                   ____________     ____________
JASON, INC
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                          $    963,687         08/04/00          895,696          951,557
  14% Cumulative Redeemable Preferred Stock Series A (B)             289 shs.         08/04/00          289,224          284,491
  Limited Partnership Interests of Saw Mill
    Capital Fund II, L.P. (B)                                      2.50% int.         08/03/00          886,409          664,880
  Warrants, exercisable until 2008 and 2009,
    to purchase common stock at $.01 per share (B)                50,870 shs.         08/04/00          115,412           46,927
                                                                                                   ____________     ____________
                                                                                                      2,186,741        1,947,855
                                                                                                   ____________     ____________
*06/30/04 and 08/19/04.
**06/12/96 and 08/03/01.

--------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
JUSTRITE MANUFACTURING ACQUISITION CO
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                             1,593,750         12/15/04     $  1,495,086     $  1,581,957
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                             1,121 shs.         12/15/04          101,109               11
                                                                                                   ____________     ____________
                                                                                                      1,596,195        1,581,968
                                                                                                   ____________     ____________
KEEPSAKE QUILTING, INC
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  Senior Secured Floating Rate Revolving Note due 2005           $     36,693         06/16/00           36,693           36,678
  Senior Secured Floating Rate Tranche A Note due 2007           $    610,017         06/16/00          610,017          605,550
  12% Senior Secured Tranche B Note due 2008                     $    550,392         06/16/00          526,166          566,904
  Limited Partnership Interest of Riverside XVI
    Holding Company, L.P. (B)                                      5.29% int.          6/12/00          333,490          250,051
  Warrant, exercisable until 2008, to purchase
   common stock at $.01 per share (B)                              1,108 shs.          6/12/00           45,866           83,064
                                                                                                   ____________     ____________
                                                                                                      1,552,232        1,542,247
                                                                                                   ____________     ____________
KELE AND ASSOCIATES, INC
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                          $  1,831,548         02/27/04        1,669,021        1,827,851
  Common Stock (B)                                                    35 shs.         02/27/04          462,035          495,126
  Warrant, exercisable until 2012, to purchase
   common stock at $.01 per share (B)                                 11 shs.         02/27/04            7,793             --
                                                                                                   ____________     ____________
                                                                                                      2,138,849        2,322,977
                                                                                                   ____________     ____________
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
  12.5% Senior Subordinated Note due 2009                        $  1,817,435         04/30/01        1,817,435        1,853,784
  Preferred Stock (B)                                                307 shs.         04/30/01          307,000          614,000
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                               269 shs.         04/30/01               14                3
                                                                                                   ____________     ____________
                                                                                                      2,124,449        2,467,787
                                                                                                   ____________     ____________
KEYSTONE NORTH AMERICA, INC
An operator of funeral homes in North America.
  Common Stock (B)                                                49,216 shs.         02/08/05          236,709          298,249
                                                                                                   ____________     ____________
LANCASTER LABORATORIES, INC
A laboratory testing operation in the United States.
  Common Stock (B)                                               860,842 shs.         09/25/00          589,813        1,530,147
                                                                                                   ____________     ____________
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008                        $  3,845,000                *        3,492,330        3,868,142
  Common Stock (B)                                                 5,800 shs.                *          406,003          324,800
  Warrant, exercisable until 2006, to purchase
    common stock at $.11 per share (B)                            15,572 shs.                *          602,127          872,032
                                                                                                   ____________     ____________
                                                                                                      4,500,460        5,064,974
                                                                                                   ____________     ____________
*12/23/98 and 01/28/99.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  Senior Secured Floating Rate Revolving Note due 2009           $     23,507         02/17/05     $     23,507     $     23,297
  Senior Secured Floating Rate Tranche A Note due 2010           $    783,582         09/03/04          783,582          774,721
  12% Senior Secured Tranche B Note due 2011                     $    313,433         09/03/04          275,837          319,781
  Limited Partnership Interest (B)                                 7.84% int.         09/03/04           58,769           52,892
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               425 shs.         09/03/04           39,473                4
                                                                                                   ____________     ____________
                                                                                                      1,181,168        1,170,695
                                                                                                   ____________     ____________
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                          $    962,215         09/30/04          874,675          952,078
  8.75% Senior Subordinated Note due 2012                        $  1,281,112         09/30/04        1,281,112        1,281,112
  Common Stock (B)                                               381,672 shs.         09/30/04          381,672          343,505
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                           153,572 shs.         09/30/04           90,897            1,536
                                                                                                   ____________     ____________
                                                                                                      2,628,356        2,578,231
                                                                                                   ____________     ____________
MEDASSIST, INC
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  12% Senior Subordinated Note due 2011                          $  2,125,000         05/01/03        2,090,947        2,188,750
  8% Preferred Stock (B)                                              84 shs.         10/28/04           83,658           83,217
  Common Stock (B)                                                26,185 shs.         10/02/04           35,088           35,821
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                            83,214 shs.         05/01/03           40,675          113,836
                                                                                                   ____________     ____________
                                                                                                      2,250,368        2,421,624
                                                                                                   ____________     ____________
MOSS, INC
A manufacturer and distributor of large display and
exhibit structures.
  Senior Secured Floating Rate Revolving Note due 2007           $    100,860         03/24/05          100,860          100,860
  Senior Secured Floating Rate Tranche A Note due 2007           $    850,741         09/21/00          850,741          850,741
  12% Senior Secured Tranche B Note due 2008                     $    336,200         09/21/00          317,769          336,200
  Limited Partnership Interest of Riverside Capital
    Appreciation Fund I, L.P. (B)                                 37.37% int.                *          311,481          389,333
  Warrant, exercisable until 2008, to purchase
    common stock at $100 per share (B)                               463 shs.         09/21/00           40,344           19,235
                                                                                                   ____________     ____________
                                                                                                      1,621,195        1,696,369
                                                                                                   ____________     ____________
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in
Oklahoma and Texas.
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)  16,535 shs                   12/11/02                           493,501          853,474
                                                                                                   ____________     ____________
*09/20/00 and 05/23/02.

--------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
NEFF MOTIVATION, INC
A manufacturer and distributor of customized awards and
sportswear to schools.
  12.5% Senior Subordinated Note due 2011                        $  1,062,500         01/31/03     $    909,562     $  1,099,787
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               212 shs.         01/31/03          180,625           86,937
                                                                                                   ____________     ____________
                                                                                                      1,090,187        1,186,724
                                                                                                   ____________     ____________
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                       $  1,863,462         03/29/04        1,856,139        1,938,000
  10% Preferred Stock (B)                                            255 shs.         03/29/04          255,083          263,462
  Common Stock (B)                                                 6,455 shs.         03/29/04            6,455            5,810
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                             8,622 shs.         03/29/04            7,323               86
                                                                                                   ____________     ____________
                                                                                                      2,125,000        2,207,358
                                                                                                   ____________     ____________
NPC, INC
A manufacturer of flexible connectors and equipment used
in the installation of sewers and storm drain pipelines.
  Senior Secured Floating Rate Revolving Note due 2006           $    326,398         06/25/99          326,398          321,878
  Senior Secured Floating Rate Note due 2006                     $  1,881,992         06/25/99        1,881,966        1,854,833
  12% Senior Secured Tranche B Note due 2007                     $    978,814         06/25/99          920,724          978,814
  Limited Partnership Interest of Riverside XIII
    Holding Company L.P. (B)                                       3.38% int.         06/11/99          296,883          221,438
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                               201 shs.         06/25/99          142,373                2
                                                                                                   ____________     ____________
                                                                                                      3,568,344        3,376,965
                                                                                                   ____________     ____________
NYLONCRAFT, INC
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                $    812,500         01/28/02          812,500          895,277
  11.5% Senior Subordinated Note due 2012                        $  1,500,000         01/28/02        1,371,644        1,660,248
  Common Stock (B)                                               312,500 shs.         01/28/02          312,500          326,250
  Warrant, exercisable until 2012, to purchase
   common stock at $.01 per share (B)                            243,223 shs.         01/28/02          162,045          251,736
                                                                                                   ____________     ____________
                                                                                                      2,658,689        3,133,511
                                                                                                   ____________     ____________
OLYMPIC SALES, INC
A boat retailer in Washington state, Oregon, California
and British Columbia.
  12% Senior Subordinated Note due 2006                          $  2,774,000         08/07/98        2,774,000        2,625,476
  12% Senior Subordinated Note due 2008                          $    307,071         02/09/00          289,961          276,850
  Limited Partnership Interest of Riverside VIII,
    VIII-A and VIII-B Holding Company, L.P. (B)                  1,531,250 uts.              *        1,555,768          798,930
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                            28,648 shs.               **          389,188              287
                                                                                                   ____________     ____________
                                                                                                      5,008,917        3,701,543
                                                                                                   ____________     ____________

*08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/09/00.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PARADIGM PACKAGING, INC
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                          $  2,125,000         12/19/00     $  1,964,093     $  2,146,250
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                 2.42% int.         12/21/00          265,625          597,656
                                                                                                   ____________     ____________
                                                                                                      2,229,718        2,743,906
                                                                                                   ____________     ____________
P H I HOLDING COMPANY A
retailer of mid-priced gift items, home and garden decor,
accessories and other similar consumer products.
  12.5% Senior Subordinated Note due 2010                        $  2,125,000         10/25/02        1,870,015        2,125,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.02 per share (B)                               351 shs.         10/25/02          296,747          702,360
                                                                                                   ____________     ____________
                                                                                                      2,166,762        2,827,360
                                                                                                   ____________     ____________
PRECISION DYNAMICS, INC
A manufacturer of custom-designed solenoid valves
and controls.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2005                                            $    733,500         07/22/96          733,500          733,500
  Senior Secured Floating Rate Term Note due 2005                $    415,650         07/22/96          285,250          285,250
  12% Senior Secured Term Note due 2005                          $    326,000         07/22/96          322,725          326,000
  8% Preferred Stock (B)                                             438 shs.         07/22/96          232,046          232,046
  Common Stock (B)                                                   599 shs.         07/22/96           28,978           28,978
  Warrant, exercisable until 2005, to purchase
    common stock at $.01 per share (B)                               322 shs.         07/22/96           97,800                3
                                                                                                   ____________     ____________
                                                                                                      1,700,299        1,605,777
                                                                                                   ____________     ____________
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures processed
chemicals for the fertilizer, asphalt and concrete industries.
  Common Membership Interests                                          2 uts.                *                4          288,000
                                                                                                   ____________     ____________
PROTEIN GENETICS, INC
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                 1,004 shs.         08/12/94          100,350             --
  Common Stock (B)                                                 2,600 shs.               **          126,866             --
                                                                                                   ____________     ____________
                                                                                                        227,216             --
                                                                                                   ____________     ____________
PW EAGLE, INC. - O.T.C
An extruder of small and medium diameter plastic pipe
and tubing in the United States.
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                           197,040 shs.         09/16/99                1          801,990
                                                                                                   ____________     ____________
*07/31/97 and 01/04/99.
**11/14/01 and 08/12/94.

--------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                          $  1,770,834         05/28/04     $  1,418,559     $  1,825,645
  Common Stock (B)                                               354,166 shs.         05/28/04          354,166          318,749
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                           377,719 shs.         05/28/04          377,719            3,777
                                                                                                   ____________     ____________
                                                                                                      2,150,444        2,148,171
                                                                                                   ____________     ____________
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to
major restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012                          $  1,874,561         07/09/04        1,837,637        1,778,988
  Limited Partnership Interest (B)                                 9.26% int.         07/09/04          259,146          233,231
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               528 shs.         07/09/04           49,061                5
                                                                                                   ____________     ____________
                                                                                                      2,145,844        2,012,224
                                                                                                   ____________     ____________
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
  13% Senior Subordinated Note due 2011                          $  1,841,667         09/29/04        1,690,430        1,815,836
  Limited Partnership Interest (B)                                40,610 uts.         09/29/04          283,333          255,000
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            23,715 shs.         09/29/04          157,903              236
                                                                                                   ____________     ____________
                                                                                                      2,131,666        2,071,072
                                                                                                   ____________     ____________
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Notes due 2011                       $  1,062,500         11/14/03          951,919        1,038,086
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               140 shs.         11/14/03          122,946                1
                                                                                                   ____________     ____________
                                                                                                      1,074,865        1,038,087
                                                                                                   ____________     ____________
SAFETY SPEED CUT MANUFACTURING COMPANY, INC
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Senior Secured Floating Rate Tranche A Note due 2007           $  1,271,984         06/02/99        1,154,207        1,154,207
  12% Senior Secured Tranche B Note Due 2007                     $  1,130,652         06/02/99        1,130,652        1,130,652
  Class B Common Stock (B)                                         1,480 shs.         06/02/99          256,212          508,125
                                                                                                   ____________     ____________
                                                                                                      2,541,071        2,792,984
                                                                                                   ____________     ____________
SAVAGE SPORTS HOLDING, INC
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                          $  1,538,793         09/10/04        1,429,186        1,556,819
  Common Stock (B)                                                   586 shs.         09/10/04          586,207          527,589
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                               134 shs.         09/10/04          113,578                1
                                                                                                   ____________     ____________
                                                                                                      2,128,971        2,084,409
                                                                                                   ____________     ____________

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
SELIG ACQUISITION CORPORATION
A manufacturer of container sealing materials for bottles
used in consumer products.
  12% Senior Subordinated Note due 2009                          $  2,125,000         06/13/02     $  1,995,032     $  2,163,250
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                             2,011 shs.         06/13/02          182,023          593,157
                                                                                                   ____________     ____________
                                                                                                      2,177,055        2,756,407
                                                                                                   ____________     ____________
SHELTER ACQUISITION, INC
A distributor of roofing supplies and products throughout
the Midwest.
  12.5% Senior Subordinated Note due 2008                        $  1,517,857         08/01/02        1,373,689        1,548,214
  Common Stock (B)                                               901,775 shs.                *          901,775          811,598
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                           263,444 shs.         08/01/02          216,446            2,634
                                                                                                   ____________     ____________
                                                                                                      2,491,910        2,362,446
                                                                                                   ____________     ____________
SNYDER INDUSTRIES, INC
A manufacturer of proprietary rotationally molded
polyethylene containers.
  12.25% Senior Subordinated Note due 2008                       $  3,125,000         12/06/99        2,877,199        3,125,000
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                               513 shs.         12/06/99          426,136          160,441
                                                                                                   ____________     ____________
                                                                                                      3,303,335        3,285,441
                                                                                                   ____________     ____________
SPECIALTY FOODS GROUP, INC
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC (B)             1.43% int.         08/29/00          525,155          127,746
                                                                                                   ____________     ____________
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                           106,539 shs.         01/14/00          658,751             --
                                                                                                   ____________     ____________
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  12% Senior Subordinated Note due 2007                          $  1,841,667         08/21/03        1,782,467        1,878,500
  Limited Partnership Interest (B)                                 1.99% int.         08/20/03          283,333        1,257,999
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            86,780 shs.         08/21/03           85,000          385,303
                                                                                                   ____________     ____________
                                                                                                      2,150,800        3,521,802
                                                                                                   ____________     ____________
*08/01/02, 01/17/03 and 12/31/04.

--------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
TERRA RENEWAL SERVICES, INC
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  Senior Secured Floating Rate Term A Note due 2010              $    314,453         03/01/05     $    314,453     $    313,657
  Senior Secured Floating Rate Term B Note due 2012              $    369,141         03/01/05          369,141          367,929
  12% Senior Subordinated Note due 2013                          $  1,025,391         03/01/05          969,230        1,011,022
  Limited Partnership Interest of Saw Mill
    Capital Fund V, L.P. (B)                                         412 uts.         03/01/05          412,207          370,989
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                65 shs.         03/01/05           56,171                1
                                                                                                   ____________     ____________
                                                                                                      2,121,202        2,063,598
                                                                                                   ____________     ____________
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel,
washroom and restroom supplies and sanitary care products.
  13% Senior Subordinated Note due 2009                          $  2,712,000         02/05/98        2,500,496        2,712,000
  Common Stock (B)                                                   630 shs.         02/04/98          630,000          534,477
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                               444 shs.         02/05/98          368,832          376,675
                                                                                                   ____________     ____________
                                                                                                      3,499,328        3,623,152
                                                                                                   ____________     ____________
TIDEWATER HOLDINGS, INC
An operator of a barge transportation line on the
Columbia/Snake River system.
  17% Preferred Stock (B)                                            560 shs.         12/23/02          560,000          756,000
  Convertible Preferred Stock, convertible into
    common stock at $1,000 per share (B)                           1,120 shs.         07/25/96        1,120,000        1,512,000
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                               474 shs.         07/25/96           48,216          639,576
                                                                                                   ____________     ____________
                                                                                                      1,728,216        2,907,576
                                                                                                   ____________     ____________
TOMAH HOLDINGS, INC
A manufacturer of specialty chemicals.
  16% Senior Subordinated Note due 2011                          $  1,461,764         12/08/03        1,413,621        1,520,235
  16% Preferred Stock Series A (B)                                    37 shs.         12/08/03          631,630          656,991
  Common Stock (B)                                                 5,269 shs.         12/08/03          131,471          118,323
                                                                                                   ____________     ____________
                                                                                                      2,176,722        2,295,549
                                                                                                   ____________     ____________
TRONAIR, INC
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                        $  1,184,565         01/20/00        1,184,565        1,211,159
  12% Senior Subordinated Note due 2010                          $  1,326,500         01/20/00        1,266,417        1,375,072
  Common Stock (B)                                               227,400 shs.         01/20/00          227,400          181,920
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                             260,563 shs.         01/20/00           98,540            2,606
                                                                                                   ____________     ____________
                                                                                                      2,776,922        2,770,757
                                                                                                   ____________     ____________

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
TRUSTILE DOORS, INC
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                        $  1,062,500         04/11/03     $    985,043     $  1,076,233
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                             5,781 shs.         04/11/03           95,625               58
                                                                                                   ____________     ____________
                                                                                                      1,080,668        1,076,291
                                                                                                   ____________     ____________
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                          $  1,234,551         05/28/04        1,110,482        1,189,720
  8.75% Senior Secured Note due 2011                             $    716,292         05/28/04          716,292          697,776
  Common Stock (B)                                               674,157 shs.         05/28/04          674,157          505,618
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                           203,912 shs.         05/28/04          130,789            2,039
                                                                                                   ____________     ____________
                                                                                                      2,631,720        2,395,153
                                                                                                   ____________     ____________
TVI, INC
A retailer of used clothing in the United States, Canada
and Australia.
  Common Stock (B)                                               354,167 shs.         05/02/00          354,167          414,375
                                                                                                   ____________     ____________
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
  12% Senior Subordinated Note due 2011                          $  1,789,474         08/06/03        1,527,203        1,828,937
  Preferred Stock (B)                                              3,345 shs.         08/06/03          334,494          334,495
  Common Stock (B)                                                 1,032 shs.         08/06/03            1,032            1,032
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                               949 shs.         08/06/03          298,198              949
                                                                                                   ____________     ____________
                                                                                                      2,160,927        2,165,413
                                                                                                   ____________     ____________
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                        $  1,882,100         04/30/04        1,683,228        1,909,482
  10% Junior Subordinated Note due 2012                          $     63,735         04/30/04           63,750           63,835
  Common Stock (B)                                                   182 shs.         04/30/04          182,200          163,980
  Warrant, exercisable until 2012, to purchase
    common stock at $1 per share (B)                                 230 shs.         04/30/04          211,736                2
                                                                                                   ____________     ____________
                                                                                                      2,140,914        2,137,299
                                                                                                   ____________     ____________
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units (B)                                     0.13% int.         12/02/96                1                2
                                                                                                   ____________     ____________

--------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES(A)(CONTINUED)                  Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
VITALITY FOODSERVICE, INC
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  13% Senior Subordinated Note due 2011                          $  1,887,288         09/24/04     $  1,708,635     $  1,929,403
  Common Stock (B)                                                23,771 shs.         09/24/04          237,710          213,939
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                            23,787 shs.         09/24/04          186,883              238
                                                                                                   ____________     ____________
                                                                                                      2,133,228        2,143,580
                                                                                                   ____________     ____________
VITEX PACKAGING GROUP, INC
A manufacturer of specialty packaging, primarily envelopes
and tags used on tea bags and medical and food products.
  12.5% Senior Subordinated Note due 2012                        $  1,700,000         07/19/04        1,483,065        1,703,382
  Limited Partnership Interest Class A (B)                       414,375 uts.         07/19/04          414,375          372,938
  Limited Partnership Interest Class B (B)                       182,935 uts.         07/19/04          182,935          164,642
                                                                                                   ____________     ____________
                                                                                                      2,080,375        2,240,962
                                                                                                   ____________     ____________
WALLS INDUSTRIES, INC
A provider of branded workwear and sporting goods apparel.
  10% Senior Subordinated Lien Note due 2009                     $  1,006,579         07/12/04        1,006,579          992,710
  14% Senior Subordinated Note due 2012                          $  1,048,440         07/12/04        1,041,026        1,028,730
  Limited Partnership Interest (B)                                 0.40% int.         07/12/04           37,281           33,553
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                             4,029 shs.         07/12/04            2,833               40
                                                                                                   ____________     ____________
                                                                                                      2,087,719        2,055,033
                                                                                                   ____________     ____________
WASHINGTON INVENTORY SERVICES, INC
A provider of physical inventory taking and other
related services to retailers.
  12.5% Senior Subordinated Note due 2011                        $  1,075,768         11/03/00        1,051,186        1,086,526
  Senior Preferred Stock (B)                                       4,692 shs.         11/01/00          224,031          219,228
  Class B Common Stock (B)                                         8,959 shs.         11/01/00            8,959           82,486
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                             3,979 shs.         11/03/00             --             36,599
                                                                                                   ____________     ____________
                                                                                                      1,284,176        1,424,839
                                                                                                   ____________     ____________
WEASLER HOLDINGS LLC
A manufacturer of mechanical power transmission
components for the agricultural, lawn and turf industries.
  Limited Partnership Interest (B)                                 1.55% int.         02/03/03          101,190          141,666
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                               256 shs.         02/04/03          209,829          358,764
                                                                                                   ____________     ____________
                                                                                                        311,019          500,430
                                                                                                   ____________     ____________

TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                $157,477,161     $158,086,994
                                                                                                   ____________     ____________

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)     Rate       Date        Amount        Cost        Fair Value
                                                    ----       ----        ------        ----       ------------
RULE 144A SECURITIES - 6.81%:

BONDS - 6.45%
  A E P Corporation                                7.875%    03/15/13   $    175,000  $    175,000  $    175,743
  A E S Corporation                                9.000     05/15/15        200,000       200,000       220,000
  Activant Solutions, Inc.                         9.010     04/01/10        825,000       825,000       841,500
  Affinia Group, Inc.                              9.000     11/30/14        460,000       460,000       425,500
  BCP Caylux Holding Lux SCA                       9.625     06/15/14        485,000       485,000       552,900
  Blockbuster, Inc.                                9.000     09/01/12        475,000       477,148       460,750
  Bombardier, Inc.                                 6.300     05/01/14      1,000,000       890,000       840,000
  C C O Holdings LLC                               6.615     12/15/10        500,000       500,000       495,000
  Cablevision Systems Corporation                  6.669     04/01/09      1,000,000     1,000,000     1,060,000
  Calpine Corporation                              8.750     07/15/13        500,000       465,000       377,500
  Charter Communications Op LLC                    8.000     04/30/12        250,000       249,375       248,750
  Douglas Dynamics LLC                             7.750     01/15/12        630,000       634,113       617,400
  GulfMark Offshore, Inc.                          7.750     07/15/14        565,000       562,599       581,950
  IAAI Finance Corporation                        11.000     04/01/13        800,000       799,437       794,937
  Intelsat Bermuda, Ltd.                           8.250     01/15/13        500,000       500,000       505,000
  Intelsat Bermuda, Ltd.                           7.805     01/15/12        450,000       450,000       456,750
  Interactive Health LLC                           7.250     04/01/11        900,000       741,672       819,000
  Jostens I H Corporation                          7.625     10/01/12        750,000       750,000       742,500
  Magnachip Semiconductor                          8.000     12/15/14        100,000       100,000       102,250
  Markwest Energy                                  6.875     11/01/14        475,000       475,000       475,000
  Metaldyne Corporation                           10.000     11/01/13        510,000       513,956       464,100
  N R G Energy, Inc.                               8.000     12/15/13        548,000       548,000       579,510
  PQ Corporation                                   7.500     02/15/13        350,000       350,000       344,750
  Siebe PLC                                        6.500     01/15/10        650,000       572,000       594,750
  Tekni-Plex, Inc.                                 8.750     11/15/13        650,000       656,459       615,875
  Texas Genco LLC                                  6.875     12/15/14        705,000       705,000       706,763
  Universal City Florida                           8.375     05/01/10        200,000       200,000       204,000
  Universal City Florida                           7.493     05/01/10        200,000       200,000       207,000
                                                                        ____________  ____________  ____________
    TOTAL BONDS                                                         $ 14,853,000    14,484,759    14,509,178
                                                                        ____________  ____________  ____________
COMMON STOCK - 0.00%
  Jordan Telecom Products (B)                                                     70  $     14,000          --
                                                                                      ____________  ____________
    TOTAL COMMON STOCK                                                                      14,000          --
                                                                                      ____________  ____________
CONVERTIBLE BONDS - 0.36%
  Cymer, Inc.                                      3.500%    02/15/09        850,000       850,000       801,125
                                                                        ____________  ____________  ____________
    TOTAL CONVERTIBLE BONDS                                             $    850,000       850,000       801,125
                                                                        ____________  ____________  ____________
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                   900  $          9  $         14
                                                                                      ____________  ____________
    TOTAL WARRANTS                                                                               9            14
                                                                                      ____________  ____________
TOTAL RULE 144A SECURITIES                                                              15,348,768    15,310,317
                                                                                      ____________  ____________
    TOTAL CORPORATE RESTRICTED SECURITIES                                             $172,825,929  $173,397,311
                                                                                      ____________  ____________

--------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES - 28.72%:(A)            Rate       Date        Amount        Cost       Market Value
                                                    ----       ----        ------        ----       ------------
BONDS - 25.47%
  Abitibi-Consolidated, Inc.                       7.750%    06/15/11   $  1,000,000  $  1,035,538  $    980,000
  Activant Solutions, Inc.                        10.500     06/15/11        585,000       585,042       623,025
  Aearo Co.                                        8.250     04/15/12        450,000       450,000       474,750
  Alamosa Delaware, Inc.                          11.000     07/31/10        325,000       330,128       369,688
  Alamosa Delaware, Inc.                           8.500     01/31/12        400,000       400,000       414,500
  Alh Fin LLC/ALH Fin Corporation                  8.500     01/15/13        475,000       472,625       463,125
  Allied Waste NA                                  7.875     04/15/13      1,000,000     1,026,704       997,500
  American Media Operation, Inc.                   8.875     01/15/11        900,000       901,625       927,000
  Appleton Papers Inc                              8.125     06/15/11        300,000       300,000       309,750
  Argo Tech Corporation                            9.250     06/01/11        850,000       850,000       913,750
  Bally Total Fitness Holding Corporation          9.875     10/15/07        135,000       128,925       114,075
  C S C Holdings, Inc.                             7.625     04/01/11        500,000       502,107       520,000
  Cadmus Communications Corporation                8.375     06/15/14        750,000       750,000       783,750
  Cenveo Corporation                               7.875     12/01/13      1,100,000     1,100,000       981,750
  Charter Comm Holdings LLC                       10.000     04/01/09      1,000,000       815,000       810,000
  Chemed Corporation                               8.750     02/24/11      1,125,000     1,125,000     1,223,438
  Chesapeake Energy Corporation                    7.000     08/15/14        325,000       325,000       334,750
  Cincinnati Bell, Inc.                            8.375     01/15/14      1,100,000     1,007,500     1,083,500
  Collins & Aikman Products Co.                   10.750     12/31/11      1,000,000     1,026,879       822,500
  Del Monte Corporation                            8.625     12/15/12        225,000       225,000       243,563
  Dollar Financial Group                           9.750     11/15/11        600,000       600,000       639,000
  Dominos, Inc.                                    8.250     07/01/11        292,000       289,892       305,140
  Dynegy Holdings, Inc.                            6.875     04/01/11        500,000       422,500       443,750
  El Paso Corporation                              7.875     06/15/12        300,000       303,622       298,500
  Esterline Technologies                           7.750     06/15/13        200,000       200,000       208,000
  Flextronics Intl Ltd.                            6.500     05/15/13        400,000       400,000       397,000
  G F S I, Inc.                                    9.625     03/01/07        750,000       676,926       720,000
  Gencorp, Inc.                                    9.500     08/15/13        259,000       259,000       288,785
  General Motors Acceptance Corporation            7.750     01/19/10      1,000,000     1,064,301       960,496
  General Nutrition Center                         8.500     12/01/10        800,000       800,000       680,000
  Goodyear Tire & Rubber Co.                       7.857     08/15/11        650,000       607,750       627,250
  Great Lakes Dredge & Dock Corporation            7.750     12/15/13        750,000       679,250       622,500
  Houghton Mifflin Co.                             9.875     02/01/13      1,000,000     1,054,319     1,030,000
  Huntsman LLC                                    11.625     10/15/10        324,000       320,161       379,080
  Interpool, Inc.                                  7.350     08/01/07        750,000       764,716       772,500
  Koppers Inc.                                     9.875     10/15/13        700,000       700,000       780,500
  Land O'Lakes, Inc.                               9.000     12/15/10        750,000       750,000       810,000
  Leucadia National Corporation                    7.000     08/15/13        650,000       663,223       648,375
  Liberty Media Corporation                        5.700     05/15/13      1,000,000       951,610       942,530
  Lodgenet Entertainment Corporation               9.500     06/15/13        425,000       425,000       463,250
  Lyondell Chemical Co.                            9.500     12/15/08        900,000       919,069       963,000
  M C I, Inc.                                      8.735     05/01/14        500,000       452,500       550,000
  M G M Mirage, Inc.                               6.000     10/01/09        375,000       380,134       369,844
  M S X International, Inc.                       11.000     10/15/07        350,000       347,004       350,000
  Majestic Star Casino LLC                         9.500     10/15/10        500,000       500,000       523,125
  Manitowoc Company, Inc.                          7.125     11/01/13        200,000       200,000       206,000
  Mediacom LLC                                     9.500     01/15/13      1,000,000     1,003,669       997,500

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES (A) (CONTINUED)         Rate       Date        Amount        Cost       Market Value
                                                    ----       ----        ------        ----       ------------
  Merrill Corporation                             12.000%    05/01/09   $  1,500,000  $  1,586,039  $  1,593,750
  Metaldyne Corporation                           11.000     06/15/12        750,000       601,250       607,500
  Moog, Inc.                                       6.250     01/15/15        120,000       120,000       117,600
  Mrs Fields Brands/Finance                       11.500     03/15/11        750,000       713,710       750,000
  Nalco Co.                                        7.750     11/15/11        500,000       500,000       520,000
  National Wine & Spirit Inc.                     10.125     01/15/09        500,000       485,250       500,000
  Neff Corporation                                10.250     06/01/08        170,000       168,063       149,600
  North American Energy Partners                   8.750     12/01/11        400,000       400,000       360,000
  Numatics, Inc.                                   9.625     04/01/08        550,000       539,353       500,500
  O E D Corp/Diamond Jo Company Guarantee          8.750     04/15/12      1,000,000       985,960       942,500
  O M Group, Inc.                                  9.250     12/15/11        750,000       776,445       772,500
  Offshore Logistics, Inc.                         6.125     06/15/13        450,000       450,000       427,500
  Pacific Energy Partners                          7.125     06/15/14        500,000       504,341       517,500
  Pinnacle Foods Group                             8.250     12/01/13        450,000       450,000       384,750
  Pliant Corporation                              13.000     06/01/10      1,000,000       936,875       845,000
  Pliant Corporation                               0.000     06/15/09        875,000       770,993       787,500
  Primedia, Inc.                                   8.000     05/15/13      1,000,000     1,027,158     1,020,000
  Quintiles Transnational Corporation             10.000     10/01/13        500,000       500,000       562,500
  Rayovac Corporation                              8.500     10/01/13        200,000       200,000       206,000
  Rent-A-Center, Inc.                              7.500     05/01/10        400,000       400,000       398,000
  Rent-Way, Inc.                                  11.875     06/15/10        800,000       844,813       886,000
  Rhodia SA                                       10.250     06/01/10        800,000       828,263       872,000
  Rhodia SA                                        8.875     06/01/11        500,000       499,668       486,250
  Rogers Wireless, Inc.                            7.250     12/15/12        165,000       165,000       168,300
  Rogers Wireless, Inc.                            8.000     12/15/12        165,000       165,000       169,538
  Rogers Wireless, Inc.                            7.500     03/15/15        120,000       120,000       123,900
  Sea Containers Ltd                              10.500     05/15/12        785,000       765,961       848,778
  Service Corporation International                6.000     12/15/05         41,000        41,138        41,000
  Sheridan Acquisition Corp.                      10.250     08/15/11        375,000       370,001       398,438
  Ship Finance Intl Ltd                            8.500     12/15/13        750,000       750,000       742,500
  Sports Club Co.                                 11.375     03/15/06        150,000       145,500       147,750
  Stanadyne Corporation                           10.000     08/15/14      1,500,000     1,500,000     1,545,000
  Tekni-Plex, Inc.                                12.750     06/15/10      1,000,000       960,125       835,000
  Telex Communications, Inc.                      11.500     10/15/08        500,000       500,000       547,500
  Telex Communications, Inc.                       0.000     01/15/09        471,915       206,820       283,149
  Tenet Healthcare Corporation                     6.375     12/01/11        500,000       482,500       461,250
  Tenet Healthcare Corporation                     9.875     07/01/14        500,000       488,370       520,000
  Thermadyne Holdings Corporation                  9.250     02/01/14      1,000,000       986,250       960,000
  Triton P C S, Inc.                               8.500     06/01/13        550,000       550,000       506,000
  United Rentals, Inc.                             7.750     11/15/13        625,000       625,000       606,250
  United Rentals, Inc.                             7.000     02/15/14        500,000       500,000       457,500
  Utilicorp United, Inc.                           9.950     02/01/11      1,000,000     1,103,761     1,120,000
  Vicorp Restaurants Inc                          10.500     04/15/11        600,000       592,746       612,000
  Vought Aircraft Industries                       8.000     07/15/11      1,000,000     1,000,883       985,000
  Warner Music Group                               7.375     04/15/14        275,000       275,000       283,250
  Williams Scotsman, Inc.                          9.875     06/01/07        500,000       492,500       497,500
  Wornick Co.                                     10.875     07/15/11        750,000       750,000       783,750
                                                                        ____________  ____________  ____________
    TOTAL BONDS                                                         $ 57,757,915    56,916,455    57,216,842
                                                                        ____________  ____________  ____________

--------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)       MASSMUTUAL CORPORATE INVESTORS
March 31, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE PUBLIC SECURITIES (A) (CONTINUED)         Rate       Date        Amount        Cost       Market Value
                                                    ----       ----        ------        ----       ------------
COMMON STOCK - 2.81%
  Dolby Laboratories, Inc. (B)                                                   100  $      1,800  $      2,350
  H C I Direct, Inc. (B)                                                       1,000         --             --
  PepsiAmericas, Inc.                                                         92,145     2,006,365     2,088,006
  Rent-Way, Inc. (B)                                                          92,866       916,263       761,501
  Shamir Optical Industry Ltd (B)                                              3,300        46,200        50,985
  Supreme Industries, Inc.                                                   115,723       267,326       725,580
  Telex Communications, Inc. (B)                                              18,196             8        18,196
  Transmontaigne, Inc. (B)                                                   333,326     1,109,177     2,666,608
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                   4,347,139     6,313,226
                                                                                      ------------  ------------
CONVERTIBLE BONDS - 0.44%
  Leucadia National Corporation                    3.750%    04/15/14   $  1,000,000  $  1,000,000  $    987,500
                                                                        ------------  ------------  ------------
    TOTAL CONVERTIBLE BONDS                                             $  1,000,000     1,000,000       987,500
                                                                        ============  ------------  ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                 $ 62,263,594  $ 64,517,568
                                                                                      ------------  ------------

                                                  Interest     Due       Principal
SHORT-TERM SECURITIES:                           Rate/Yield    Date        Amount        Cost       Market Value
                                                 ----------    ----        ------        ----       ------------
COMMERCIAL PAPER - 4.25%
  Alcoa, Inc.                                      2.840%    04/07/05   $  3,577,000  $  3,575,307  $  3,575,307
  Baxter International, Inc.                       2.810     04/01/05      3,000,000     3,000,000     3,000,000
  Baxter International, Inc.                       2.820     04/05/05        791,000       790,752       790,752
  Countrywide Home Loans, Inc.                     2.850     04/04/05      2,175,000     2,174,483     2,174,483
                                                                        ------------  ------------  ------------
    TOTAL SHORT-TERM SECURITIES                                         $  9,543,000  $  9,540,542  $  9,540,542
                                                                        ============  ------------  ------------
TOTAL INVESTMENTS                                 110.13%                             $244,630,065  $247,455,421
                                                                                      ============  ------------
    Other Assets                                    3.89                                               8,729,019
    Liabilities                                   (14.02)                                            (31,498,392)
                                                  ------                                            ------------
TOTAL NET ASSETS                                  100.00%                                           $224,686,048
                                                  ======                                            ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT)        MASSMUTUAL CORPORATE INVESTORS

March 31, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value           INDUSTRY CLASSIFICATION:(CONT.)                 Market Value
                                               --------------                                                         --------------
AEROSPACE - 1.31%                                                      BUILDINGS & REAL ESTATE - 5.09%
Argo Tech Corporation                          $      913,750          A W C Holding Company                          $    2,159,297
Bombardier, Inc.                                      840,000          Adorn, Inc.                                         2,430,290
Esterline Technologies                                208,000          Eagle Window & Door Holding Co.                     3,406,851
Vought Aircraft Industries                            985,000          Shelter Acquisition, Inc.                           2,362,446
                                               --------------          TruStile Doors, Inc.                                1,076,291
                                                    2,946,750                                                         --------------
                                               --------------                                                             11,435,175
AUTOMOBILE - 8.28%                                                                                                    --------------
America's Body Company, Inc./LCP Holding Co.        3,500,002          CARGO TRANSPORT - 2.72%
Collins & Aikman Products Co.                         822,500          Kenan-Advantage Transport Company                   2,467,787
Gencorp, Inc.                                         288,785          Ship Finance International Ltd.                       742,500
Goodyear Tire & Rubber Co.                            627,250          Tidewater Holdings, Inc.                            2,907,576
Jason, Inc.                                         1,947,855                                                         --------------
LIH Investors, L.P.                                 5,064,974                                                              6,117,863
Metaldyne Corporation                               1,071,600                                                         --------------
Nyloncraft, Inc.                                    3,133,511          CHEMICAL, PLASTICS & RUBBER - 3.19%
Qualis Automotive LLC                               2,148,171          Capital Specialty Plastics, Inc.                          503
Tenneco Automotive, Inc.                                 --            Huntsman LLC                                          379,080
                                               --------------          Koppers Inc.                                          780,500
                                                   18,604,648          Lyondell Chemical Co.                                 963,000
                                               --------------          O M Group, Inc.                                       772,500
BEVERAGE, DRUG & FOOD - 6.16%                                          PQ Corporation                                        344,750
Beta Brands Ltd                                          --            Process Chemicals LLC                                 288,000
Cains Foods, L.P.                                     500,619          Rhodia SA                                           1,358,250
Del Monte Corporation                                 243,563          Tomah Holdings, Inc.                                2,295,549
Dominos, Inc.                                         305,140                                                         --------------
Eagle Pack Pet Foods, Inc.                          1,060,221                                                              7,182,132
Land O' Lakes, Inc.                                   810,000                                                         --------------
National Wine & Spirit Inc.                           500,000          CONSUMER PRODUCTS - 8.27%
Nonni's Food Company, Inc.                          2,207,358          Alh Fin LLC / ALH Fin Corporation                     463,125
PepsiAmericas, Inc.                                 2,088,006          Appleton Papers, Inc.                                 309,750
Pinnacle Foods Holdings                               384,750          Augusta Sportswear Holding Co.                      2,135,265
River Ranch Fresh Foods LLC                         2,071,072          Colibri Holdings Corporation                        1,914,171
Specialty Foods Group, Inc.                           127,746          Euro-Pro Corporation                                1,684,256
Vicorp Restaurants, Inc.                              612,000          G F S I, Inc.                                         720,000
Vitality Foodservice, Inc.                          2,143,580          H C I Direct, Inc.                                       --
Wornick Co.                                           783,750          Maverick Acquisition Company                        1,170,695
                                               --------------          Neff Motivation, Inc.                               1,186,724
                                                   13,837,805          Rayovac Corporation                                   206,000
                                               --------------          Royal Baths Manufacturing Company                   1,038,087
BROADCASTING &                                                         Savage Sports Holding, Inc.                         2,084,409
 ENTERTAINMENT - 2.90%                                                 The Tranzonic Companies                             3,623,152
C C O Holdings LLC                                    495,000          Walls Industries, Inc.                              2,055,033
C S C Holdings, Inc.                                  520,000          Winsloew Furniture, Inc.                                   14
Cablevision Systems Corporation                     1,060,000                                                         --------------
Cenveo Corporation                                    981,750                                                             18,590,681
Charter Communications Holdings LLC                   810,000                                                         --------------
Charter Communications Op LLC                         248,750          CONTAINERS, PACKAGING & GLASS - 6.73%
Liberty Media Corporation                             942,530          A E P Industries, Inc.                                175,743
Lodgenet Entertainment Corporation                    463,250          Paradigm Packaging, Inc.                            2,743,906
Mediacom LLC                                          997,500          Pliant Corporation                                  1,632,500
                                               --------------          Sea Containers Ltd.                                   848,778
                                                    6,518,780          Selig Acquisition Corporation                       2,756,407
                                               --------------          Snyder Industries, Inc.                             3,285,441
                                                                       Tekni-Plex, Inc.                                    1,450,875
                                                                       Vitex Packaging, Inc.                               2,240,962
                                                                                                                      --------------
                                                                                                                          15,134,612
                                                                                                                      --------------

--------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT)        MASSMUTUAL CORPORATE INVESTORS

March 31, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (CONT.)                Market Value           INDUSTRY CLASSIFICATION:(CONT.)                 Market Value
                                               --------------                                                         --------------
DISTRIBUTION - 4.52%                                                   FARMING & AGRICULTURE - 0.00%
Affinia Group, Inc.                            $      425,500          Protein Genetics, Inc.                         $         --
Brampton Fastener Co. Ltd                           1,685,031                                                         --------------
Corvest Group, Inc.                                 3,712,360          FINANCIAL SERVICES - 2.60%
G C-Sun Holdings L.P.                                    --            BCP Caylux Holding Lux SCA                            552,900
Kele and Associates, Inc.                           2,322,977          Dollar Financial Group                                639,000
QualServ Corporation                                2,012,224          East River Ventures I, L.P.                            27,300
Strategic Equipment & Supply Corporation, Inc.           --            General Motors Acceptance Corporation                 960,496
                                               --------------          Highgate Capital LLC                                    2,723
                                                   10,158,092          Interpool, Inc.                                       772,500
                                               --------------          Leucadia National Corporation                       1,635,875
DIVERSIFIED/CONGLOMERATE,                                              Mrs. Fields Brands / Finance                          750,000
 MANUFACTURING - 3.31%                                                 Victory Ventures LLC                                        2
Activant Solutions Inc                              1,464,525          Williams Scotsman, Inc.                               497,500
Coining of America LLC                              1,927,163                                                         --------------
Dexter Magnetics Technologies, Inc.                 1,096,545                                                              5,838,296
Douglas Dynamics LLC                                  617,400                                                         --------------
Evans Consoles, Inc.                                  136,608          HEALTHCARE, EDUCATION
Great Lakes Dredge & Dock Corp                        622,500           & CHILDCARE - 4.23%
Justrite Manufacturing Acquisition Co.              1,581,968          A T I Acquisition Company                           2,014,237
                                               --------------          American Hospice Management Holding LLC             2,655,422
                                                    7,446,709          Interactive Health LLC                                819,000
                                               --------------          MedAssist, Inc.                                     2,421,624
DIVERSIFIED/CONGLOMERATE,                                              Quintiles Transnational Corporation                   562,500
 SERVICE - 7.69%                                                       Shamir Optical Industry Ltd.                           50,985
Abitibi-Consolidated, Inc.                            980,000          Tenet Healthcare Corporation                          981,250
Allied Waste NA                                       997,500                                                         --------------
CapeSuccess LLC                                         5,862                                                              9,505,018
Chemed Corporation                                  2,753,038                                                         --------------
Diversco, Inc./DHI Holdings, Inc.                   2,088,103          HOME & OFFICE FURNISHINGS,
Dwyer Group, Inc.                                   2,530,131           HOUSEWARES, AND DURABLE
Keystone North America, Inc.                          298,249           CONSUMER PRODUCTS - 3.30%
Lancaster Laboratories, Inc.                        1,530,147          Connor Sport Court International, Inc.              2,135,794
Moss, Inc.                                          1,696,369          Home Decor Holding Company                          2,131,628
M S X International, Inc.                             350,000          Hussey Seating Corporation                          1,002,491
Service Corporation International                      41,000          U-Line Corporation                                  2,137,299
U S M Holdings Corporation                          2,165,413                                                         --------------
Universal City Florida                                411,000                                                              7,407,212
Washington Inventory Services, Inc.                 1,424,839                                                         --------------
                                               --------------          LEISURE, AMUSEMENT,
                                                   17,271,651           ENTERTAINMENT - 1.68%
                                               --------------          Bally Total Fitness Holding Corp                      114,075
ELECTRONICS - 2.95%                                                    Keepsake Quilting, Inc.                             1,542,247
A E S Corporation                                     220,000          M G M Mirage, Inc.                                    369,844
Calpine Corporation                                   377,500          Majestic Star Casino LLC                              523,125
Directed Electronics, Inc.                          2,143,425          O E D Corp/Diamond Jo Company Guarantee               942,500
Flextronics International Ltd.                        397,000          Warner Music Group                                    283,250
N R G Energy, Inc.                                    579,510                                                         --------------
Precision Dynamics, Inc.                            1,605,777                                                              3,775,041
Siebe PLC                                             594,750                                                         --------------
Texas Genco LLC                                       706,763
                                               --------------
                                                    6,624,725
                                               --------------

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT)        MASSMUTUAL CORPORATE INVESTORS

March 31, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (CONT.)                Market Value           INDUSTRY CLASSIFICATION:(CONT.)                 Market Value
                                               --------------                                                         --------------
MACHINERY - 11.63%                                                     RETAIL STORES - 5.47%
Aearo Co.                                      $      474,750          Blockbuster, Inc.                              $      460,750
C & M Conveyor, Inc.                                2,115,055          General Nutrition Center                              680,000
Integration Technology Systems, Inc.                1,592,468          IAAI Finance Corporation                              794,937
Manitowoc Company, Inc.                               206,000          Neff Corporation                                      149,600
Maxon Corporation                                   2,578,231          Olympic Sales, Inc.                                 3,701,543
N P C, Inc.                                         3,376,965          P H I Holding Company                               2,827,360
Numatics, Inc.                                        500,500          Rent-A-Center, Inc.                                   398,000
P W Eagle, Inc.                                       801,990          Rent-Way, Inc.                                      1,647,501
Safety Speed Cut Manufacturing Company, Inc.        2,792,984          Sports Club Co.                                       147,750
Stanadyne Corporation                               1,545,000          TVI, Inc.                                             414,375
Synventive Equity LLC                               3,521,802          United Rentals, Inc.                                1,063,750
Thermadyne Holdings Corporation                       960,000                                                         --------------
Tronair, Inc.                                       2,770,757                                                             12,285,566
Tubular Textile Machinery                           2,395,153                                                         --------------
Weasler Holdings LLC                                  500,430          TECHNOLOGY - 0.60%
                                               --------------          Cymer, Inc.                                           801,125
                                                   26,132,085          Delstar Holding Corporation                           441,596
                                               --------------          Dolby Laboratories, Inc.                                2,350
MEDICAL DEVICES/BIOTECH - 2.44%                                        Magnachip Semiconductor                               102,250
Bausch & Lomb, Inc.                                                                                                   --------------
Beacon Medical Products, Inc.                       2,063,691                                                              1,347,321
Coeur, Inc.                                         1,179,649                                                         --------------
E X C Acquisition Corporation                       2,243,549          TELECOMMUNICATIONS - 2.31%
                                               --------------          Alamosa Delaware, Inc.                                784,188
                                                    5,486,889          Cincinnati Bell, Inc.                               1,083,500
                                               --------------          Intelsat Bermuda, Ltd.                                961,750
MINING, STEEL, IRON                                                    Jordan Telecom Products                                  --
& NON PRECIOUS METALS - 0.05%                                          MCI, Inc.                                             550,000
Better Minerals & Aggregates                          108,991          Rogers Wireless, Inc.                                 461,738
                                               --------------          Telex Communications, Inc.                            848,845
OIL AND GAS - 3.08%                                                    Triton P C S, Inc.                                    506,000
Chesapeake Energy Corporation                         334,750                                                         --------------
Dynegy Holdings, Inc.                                 443,750                                                              5,196,021
GulfMark Offshore, Inc.                               581,950                                                         --------------
Mustang Ventures Company                              853,474          UTILITIES - 1.13%
North American Energy Partners                        360,000          Bill Barrett Corporation
Offshore Logistics, Inc.                              427,500          El Paso Corporation                                   298,500
Pacific Energy Partners                               517,500          Markwest Energy                                       475,000
Supreme Industries, Inc.                              725,580          Moog, Inc.                                            117,600
Transmontaigne, Inc.                                2,666,608          Nalco Co.                                             520,000
                                               --------------          Utilicorp United, Inc.                              1,120,000
                                                    6,911,112                                                         --------------
                                               --------------                                                              2,531,100
PHARMACEUTICALS - 0.43%                                                                                               --------------
Enzymatic Therapy, Inc.                               961,568          WASTE MANAGEMENT/
                                               --------------          POLLUTION - 0.92%
PUBLISHING/PRINTING - 2.90%                                            Terra Renewal Services, Inc.                        2,063,598
American Media Operation, Inc.                        927,000                                                         --------------
Cadmus Communications Corporation                     783,750          TOTAL CORPORATE RESTRICTED
Houghton Mifflin Co.                                1,030,000          AND PUBLIC SECURITIES - 105.89%                $  237,914,879
Jostens I H Corporation                               742,500                                                         ==============
Merrill Corporation                                 1,593,750
Primedia, Inc.                                      1,020,000
Sheridan Acquisition Corporation                      398,438
                                               --------------
                                                    6,495,438
                                               --------------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
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28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(UNAUDITED)

1.   HISTORY

     MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985. The Trust is a closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, ("MassMutual"), acts as its investment adviser.

     The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains, by investing primarily in a portfolio of privately placed below-investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights or other equity features and, occasionally, preferred stocks.

     On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are included in the accompanying consolidated financial statements. Footnote 2-D, below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A.   VALUATION OF INVESTMENTS:

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

     The consolidated financial statements include private placement restricted securities valued at $158,086,994 (70.36% of net assets) as of March 31, 2005 whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of March 31, 2005, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

     B.   ACCOUNTING FOR INVESTMENTS:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     The Trust has elected to accrue, for financial reporting purposes, certain premiums and discounts which are required to be accrued for federal income tax purposes. Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C.   USE OF ESTIMATES:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D.   FEDERAL INCOME TAXES:

     No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.


     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the three months ended March 31, 2005 the MMCI Subsidiary Trust has accrued tax expense on net realized and unrealized gains of $183,416 and $501,737, respectively.

     E.   DISTRIBUTIONS TO SHAREHOLDERS:

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trusts net investment income dividend is declared four times per year, in April, July, October and December. The Trusts net realized capital gain distribution, if any, is declared in December.

3.   INVESTMENT SERVICES FEE

     Under an Investment Services Contract with the Trust dated July 1, 1988 (the "Contract"), Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities, which MassMutual is prepared to purchase in a negotiated private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such

--------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)


     securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission ("SEC") as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     Under the Contract, the Trust pays Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

     The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the general public. Babson Capital obtains the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the three months ended March 31, 2005 was 2.49%. The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. Under the Contract, the advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date.

     In connection with a nationwide sweep examination of investment companies having performance fees conducted by the staff of the Fort Worth, Texas regional office of the SEC, the Trust recently received a deficiency letter stating that the SEC staff interprets Section 205 of the Investment Advisers Act of 1940 and the rules promulgated thereunder in a way that is inconsistent with the methodology for calculating the Performance Adjustment set forth in the Contract. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the staff's methodology would result in a reduction in aggregate investment advisory fees for that period. As a result, Babson Capital reduced its investment advisory fee for the quarters ended December 31, 2004 and March 31, 2005 by an aggregate amount of $269,788 ($176,223 for the quarter ended December 31, 2004 and $93,565 for the quarter ended March 31, 2005), which represented the excess of the aggregate investment advisory fee calculated total under the Contract for the period from July 1, 1988 through March 31, 2005, over the fee calculated using the methodology identi- fied by the SEC staff, together with interest. Babson Capital has also agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which (A) the investment advisory fee calculated in the manner described in the Contract exceeds (B) the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter, which is consistent with the methodology identified by the SEC staff.

     The Performance Adjustment for the three months ended March 31, 2005 was:

                                         PERFORMANCE
                                          ADJUSTMENT         AMOUNT
                                         -----------       ----------
     March 31, 2005                        0.0625%          $122,255*

     *Net of fee waiver of $18,048 as described above.

     At a Board of Trustees meeting held on April 22, 2005, the Board approved, and recommended that shareholders approve, a new proposed investment services contract between the Trust and Babson Capital with a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The proposed new contract requires the approval of a majority of the Trust's shareholders at a Special Meeting of Shareholders to be held on August 8, 2005 and, if approved, would go into effect on October 1, 2005 (or the first day of the first quarter following shareholder approval). The new contract provides that for its first eighteen months, the management fee cannot exceed the amount that Babson Capital is being paid under the Trust's existing investment advisory arrangements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS        MASSMUTUAL CORPORATE INVESTORS
(CONTINUED)

4.   SENIOR SECURED INDEBTEDNESS A. NOTE PAYABLE

     MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2005, the Trust incurred total interest expense on the Note of $369,500. The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B.   REVOLVING CREDIT AGREEMENT

     The Trust entered into a Revolving Credit Agreement with Fleet National Bank as of June 29, 2000, in the principal amount of $25,000,000, maturing on May 31, 2005. The interest rate on the outstanding revolving loan is determined for periods of one, three or six months (as selected by the Trust) and is set at an annual rate equal to LIBOR (London Interbank Offered Rate) plus 0.37%. The Trust also agreed to pay an upfront fee equal to 0.10% on the total commitment. The facility fee is 0.15% per annum of the total commitment.

     As of March 31, 2005, there was $9,000,000 in outstanding loans against the Revolver and the average rate of interest attributable to the Revolver was 3.10%. For the three months ended March 31, 2005, the Trust incurred total interest expense on the Revolver of $63,077, plus $9,247 related to the undrawn portion.

5.   PURCHASES AND SALES OF INVESTMENTS

                                                    FOR THE THREE MONTHS
                                                      ENDED 3/31/2005

                                                 COST OF      PROCEEDS FROM
                                               INVESTMENTS      SALES OR
                                                ACQUIRED       MATURITIES
                                              ------------    ------------
     Corporate restricted securities          $ 18,777,930    $ 24,215,765
     Corporate public securities                 4,444,622       8,142,080
     Short-term securities                     176,821,906     169,583,911

     The aggregate cost of investments was substantially the same for financial reporting and federal income tax purposes as of March 31, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of March 31, 2005 is $2,323,619 and consists of $24,785,992 appreciation and $22,462,373 depreciation.

6.   CONTINGENCIES

     The Trust, together with other investors including MassMutual, is a plaintiff in litigation related to private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in a Chapter 11 proceeding, have pleaded guilty to criminal fraud charges. A civil lawsuit was brought by the Trust and the other investors in New York state court to recover damages for lost investment funds from Sharp's auditors. A settlement of the lawsuit against Sharp's auditors has been agreed to by the parties to this lawsuit, including the Trust, subject to state court approval. Under the terms of the settlement agreement, the Trust will recover all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors including the Trust has also been settled, subject to approval by the U.S. Bankruptcy Court. If this settlement is approved by the Bankruptcy Court, as expected, the Trust will receive its pro rata share of the settlement proceeds distributed by the Bankruptcy Trustee to Sharp's unsecured creditors. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $1,400,000, subject to Bankruptcy Court approval and final adjustments related to litigation costs.

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32

TRUSTEES                                OFFICERS
--------                                --------
DONALD E. BENSON*                       STUART H. REESE         CHAIRMAN
DONALD GLICKMAN                         ROGER W. CRANDALL       PRESIDENT
MARTIN T. HART*                         CHARLES C. MCCOBB, JR.  VICE PRESIDENT &
ROBERT E. JOYAL                                                 CHIEF FINANCIAL
STEVEN A. KANDARIAN                                             OFFICER
JACK A. LAUGHERY            [LOGO]      STEPHEN L. KUHN         VICE PRESIDENT &
CORINE T. NORGAARD*                                             SECRETARY
STUART H. REESE                         MICHAEL P. HERMSEN      VICE PRESIDENT
                                        MARY WILSON KIBBE       VICE PRESIDENT
                                        MICHAEL L. KLOFAS       VICE PRESIDENT
                                        CLIFFORD M. NOREEN      VICE PRESIDENT
                                        RICHARD E. SPENCER, II  VICE PRESIDENT
                                        JAMES M. ROY            TREASURER
                                        JOHN T. DAVITT, JR.     COMPTROLLER
                                        MARY ELLEN WESNESKI     CHIEF COMPLIANCE
                                                                OFFICER

*MEMBER OF THE AUDIT COMMITTEE


                  DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.